SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 12, 2014

JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22619 Pacific Coast Highway Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
June 12, 2014

ITEMS IN FORM 8-K

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Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to a Current Report on Form 8-K we filed on June 9, 2014 (the “Initial Report”) in which we reported that on June 3, 2014 we entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Initial Purchaser”) to sell $100 million in aggregate principal amount of 4.875% Senior Convertible Notes due 2020 (the “Notes”). The Purchase Agreement gave the Initial Purchaser a 30-day right to purchase up to an additional $15 million principal amount of the Notes (the “Over-Allotment Option”). On June 12, 2014, the Initial Purchaser exercised the Over-Allotment Option and purchased an additional $15 million principal amount of the Notes. The Notes issued pursuant to the Over-Allotment Option are in the same form as the Notes initially issued pursuant to the Purchase Agreement and are subject to the terms of the Indenture (the “Indenture”) we entered into on June 9, 2014 with Wells Fargo Bank, National Association, as the Trustee for the Notes. The form of Notes, Purchase Agreement and the Indenture were filed as exhibits to the Initial Report and are incorporated by reference into this Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 12, 2014, we issued an additional $15 million in aggregate principal amount of the Notes, pursuant to the exercise of the Over-Allotment Option. The Notes are our senior unsecured obligations, are entitled to semi-annual interest payments at a rate of 4.875% per annum and mature on June 1, 2020. The Notes are convertible into shares of our common stock at an initial conversion rate of 103.7613 shares of our common stock per $1,000 principal amount of Notes (equivalent to approximately $9.64 per share of common stock), subject to adjustment in certain circumstances. Upon conversion, the Notes will be settled in shares of our common stock. The foregoing description of the Notes is qualified in its entirety by reference to the Indenture and Form of Note, copies of which were filed as exhibits to the Initial Report and are incorporated by reference in this Report.

Item 3.02 Unregistered Sales of Equity Securities

As discussed above, the Company issued an additional $15 million aggregate principal amount of the Notes on June 12, 2014. The Initial Purchaser of the Notes received an aggregate discount of approximately $0.6 million. The offer and sale of the Notes to the Initial Purchaser was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration under Section 4(2) of the Securities Act as such transaction did not involve a public offering of securities. The Initial Purchaser then offered for resale the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchaser.

Additional information is provided in Item 2.03 and is incorporated herein by reference to this Item 3.02.

Item 9.01     Financial Statements and Exhibits.

(c)   Exhibits

Exhibit
Number	Description

4.1*	Indenture dated as of June 9, 2014 between JAKKS Pacific, Inc. and Wells Fargo Bank, National Association
4.2*	Form of 4.875% Senior Convertible Note Due 2020
10.1*	Purchase Agreement dated June 3, 2014 between JAKKS Pacific, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated
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* Incorporated by reference from a Current Report on Form 8-K filed by the registrant on June 9, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 12, 2014	JAKKS PACIFIC, INC.

		By:	/s/ Joel M. Bennett
Joel M. Bennett
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit
Number	Description

4.1*	Indenture dated as of June 9, 2014 between JAKKS Pacific, Inc. and Wells Fargo Bank, NA
4.2*	Form of 4.875% Senior Convertible Note Due 2020
10.1*	Purchase Agreement dated June 3, 2014 between JAKKS Pacific, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated
-----------------------------
* Incorporated by reference from a Current Report on Form 8-K filed by the registrant on June 9, 2014.

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